Exhibit 99.1

APPLIED MATERIALS ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2020 RESULTS

•Record quarterly revenue of $4.69 billion, up 25 percent year over year
•Record quarterly GAAP EPS of $1.23 and non-GAAP EPS of $1.25, up 64 percent and 56 percent year over year, respectively
•Generated record annual cash from operations of $3.80 billion

SANTA CLARA, Calif., Nov. 12, 2020 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its fourth quarter and fiscal year ended Oct. 25, 2020.
Fourth Quarter Results
Applied generated revenue of $4.69 billion. On a GAAP basis, the company recorded gross margin of 45.4 percent, operating income of $1.28 billion or 27.4 percent of net sales, and earnings per share (EPS) of $1.23.
On a non-GAAP adjusted basis, the company reported gross margin of 45.7 percent, operating income of $1.33 billion or 28.3 percent of net sales, and EPS of $1.25.
The company generated $1.32 billion in cash from operations and returned $250 million to shareholders including $200 million in dividends and $50 million in share repurchases.
Full Year Results
In fiscal 2020, Applied generated revenue of $17.20 billion. On a GAAP basis, the company recorded gross margin of 44.7 percent, operating income of $4.37 billion or 25.4 percent of net sales, and EPS of $3.92.
On a non-GAAP adjusted basis, the company reported gross margin of 45.1 percent, operating income of $4.53 billion or 26.3 percent of net sales, and EPS of $4.17.
The company generated a record $3.80 billion in cash from operations, paid dividends of $787 million and used $649 million to repurchase 12 million shares of common stock.
“Applied Materials closed fiscal 2020 with record quarterly performance as demand for our semiconductor systems and services remains very strong,” said Gary Dickerson, president and CEO. “Our future opportunities have never looked better and, as powerful technology trends take shape, we are uniquely positioned to accelerate our customers’ roadmaps and outperform our markets.”

Applied Materials, Inc.

Results Summary

					Change
	Q4 FY2020	Q4 FY2019	FY2020	FY2019	Q4 FY2020 vs. Q4 FY2019	FY2020 vs. FY2019
	(In millions, except per share amounts and percentages)
Net sales	$4,688	$3,754	$17,202	$14,608	25%	18%
Gross margin	45.4%	43.5%	44.7%	43.7%	1.9 points	1.0 points
Operating margin	27.4%	23.0%	25.4%	22.9%	4.4 points	2.5 points
Net income	$1,131	$698	$3,619	$2,706	62%	34%
Diluted earnings per share	$1.23	$0.75	$3.92	$2.86	64%	37%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	45.7%	43.8%	45.1%	44.0%	1.9 points	1.1 points
Non-GAAP adjusted operating margin	28.3%	23.7%	26.3%	23.5%	4.6 points	2.8 points
Non-GAAP adjusted net income	$1,148	$744	$3,845	$2,875	54%	34%
Non-GAAP adjusted diluted EPS	$1.25	$0.80	$4.17	$3.04	56%	37%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the first quarter of fiscal 2021, Applied expects net sales to be approximately $4.95 billion, plus or minus $200 million. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.20 to $1.32.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.03 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Fourth Quarter and Fiscal Year Reportable Segment Information

Semiconductor Systems	Q4 FY2020	Q4 FY2019	FY2020	FY2019
	(In millions, except percentages)
Net sales	$3,070	$2,302	$11,367	$9,027
Foundry, logic and other	58%	58%	59%	52%
DRAM	21%	21%	20%	22%
Flash memory	21%	21%	21%	26%
Operating income	1,059	641	3,714	2,464
Operating margin	34.5%	27.8%	32.7%	27.3%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$1,073	$652	$3,778	$2,507
Non-GAAP adjusted operating margin	35.0%	28.3%	33.2%	27.8%

Applied Global Services	Q4 FY2020	Q4 FY2019	FY2020	FY2019
	(In millions, except percentages)
Net sales	$1,106	$977	$4,155	$3,854
Operating income	320	274	1,127	1,101
Operating margin	28.9%	28.0%	27.1%	28.6%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$320	$274	$1,135	$1,101
Non-GAAP adjusted operating margin	28.9%	28.0%	27.3%	28.6%

Applied Materials, Inc.

Display and Adjacent Markets	Q4 FY2020	Q4 FY2019	FY2020	FY2019
	(In millions, except percentages)
Net sales	$485	$457	$1,607	$1,651
Operating income	95	96	291	294
Operating margin	19.6%	21.0%	18.1%	17.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$98	$99	$304	$307
Non-GAAP adjusted operating margin	20.2%	21.7%	18.9%	18.6%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets, or investments; gain or loss on sale of strategic investments; loss on early extinguishment of debt; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the first quarter of fiscal 2021 and beyond, the impact of the ongoing COVID-19 pandemic and responses thereto on our operations and financial results, strategic acquisitions and investments, including the proposed acquisition of Kokusai Electric Corporation, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic; global trade issues and changes in trade and export license policies, including the impact of the implementation and interpretation of the rules published by the U.S. Department of Commerce on April 28, 2020 and August 17, 2020 relating to certain export license requirements; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Twelve Months Ended
(In millions, except per share amounts)	October 25, 2020	October 27, 2019	October 25, 2020	October 27, 2019
Net sales	$4,688	$3,754	$17,202	$14,608
Cost of products sold	2,558	2,120	9,510	8,222
Gross profit	2,130	1,634	7,692	6,386
Operating expenses:
Research, development and engineering	560	515	2,234	2,054
Marketing and selling	131	129	526	521
General and administrative	156	126	567	461
Total operating expenses	847	770	3,327	3,036
Income from operations	1,283	864	4,365	3,350
Interest expense	59	59	240	237
Interest and other income (loss), net	19	35	41	156
Income before income taxes	1,243	840	4,166	3,269
Provision for income taxes	112	142	547	563
Net income	$1,131	$698	$3,619	$2,706
Earnings per share:
Basic	$1.24	$0.76	$3.95	$2.89
Diluted	$1.23	$0.75	$3.92	$2.86
Weighted average number of shares:
Basic	914	920	916	937
Diluted	921	931	923	945

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	October 25, 2020	October 27, 2019
ASSETS
Current assets:
Cash and cash equivalents	$5,351	$3,129
Short-term investments	387	489
Accounts receivable, net	2,963	2,533
Inventories	3,904	3,474
Other current assets	764	581
Total current assets	13,369	10,206
Long-term investments	1,538	1,703
Property, plant and equipment, net	1,604	1,529
Goodwill	3,466	3,399
Purchased technology and other intangible assets, net	153	156
Deferred income taxes and other assets	2,223	2,031
Total assets	$22,353	$19,024
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$600
Accounts payable and accrued expenses	3,138	2,511
Contract liabilities	1,321	1,336
Total current liabilities	4,459	4,447
Long-term debt, net of current portion	5,448	4,713
Income taxes payable	1,206	1,275
Other liabilities	662	375
Total liabilities	11,775	10,810
Total stockholders’ equity	10,578	8,214
Total liabilities and stockholders’ equity	$22,353	$19,024

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Twelve Months Ended
	October 25, 2020	October 27, 2019	October 25, 2020	October 27, 2019
Cash flows from operating activities:
Net income	$1,131	$698	$3,619	$2,706
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	97	92	376	363
Share-based compensation	73	66	307	263
Deferred income taxes	(18)	(8)	80	49
Other	5	—	60	(19)
Net change in operating assets and liabilities	27	(22)	(638)	(115)
Cash provided by operating activities	1,315	826	3,804	3,247
Cash flows from investing activities:
Capital expenditures	(162)	(97)	(422)	(441)
Cash paid for acquisitions, net of cash acquired	—	—	(107)	(28)
Proceeds from sales and maturities of investments	366	555	1,754	1,940
Purchases of investments	(345)	(544)	(1,355)	(1,914)
Cash used in investing activities	(141)	(86)	(130)	(443)
Cash flows from financing activities:
Debt borrowings, net of issuance costs	—	—	2,979	—
Debt repayments	—	—	(2,882)	—
Proceeds from common stock issuances	83	72	174	145
Common stock repurchases	(50)	(500)	(649)	(2,403)
Tax withholding payments for vested equity awards	(6)	(3)	(172)	(86)
Payments of dividends to stockholders	(200)	(194)	(787)	(771)
Cash used in financing activities	(173)	(625)	(1,337)	(3,115)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	1,001	115	2,337	(311)
Cash, cash equivalents and restricted cash equivalents—beginning of period	4,465	3,014	3,129	3,440
Cash, cash equivalents and restricted cash equivalents — end of period	$5,466	$3,129	$5,466	$3,129

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$5,351	$3,129	$5,351	$3,129
Restricted cash equivalents included in deferred income taxes and other assets	115	—	115	—
Total cash, cash equivalents, and restricted cash equivalents	$5,466	$3,129	$5,466	$3,129

Supplemental cash flow information:
Cash payments for income taxes	$23	$69	$542	$522
Cash refunds from income taxes	$63	$2	$68	$22
Cash payments for interest	$68	$76	$219	$219

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q4 FY2020	Q4 FY2019	FY2020	FY2019
Unallocated net sales	$27	$18	$73	$76
Unallocated cost of products sold and expenses	(145)	(99)	(533)	(322)
Share-based compensation	(73)	(66)	(307)	(263)
Total	$(191)	$(147)	$(767)	$(509)

Additional Information

	Q4 FY2020	Q4 FY2019	FY2020	FY2019
Net Sales by Geography (In millions)
United States	448	412	1,619	1,871
% of Total	10%	11%	10%	13%
Europe	206	147	736	820
% of Total	4%	4%	4%	6%
Japan	706	471	1,996	2,198
% of Total	15%	13%	11%	15%
Korea	719	471	3,031	1,929
% of Total	15%	13%	18%	13%
Taiwan	872	919	3,953	2,965
% of Total	19%	24%	23%	20%
Southeast Asia	161	135	411	548
% of Total	3%	3%	2%	4%
China	1,576	1,199	5,456	4,277
% of Total	34%	32%	32%	29%

Employees (In thousands)
Regular Full Time	24.0	22.0

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Twelve Months Ended
(In millions, except percentages)	October 25, 2020	October 27, 2019	October 25, 2020	October 27, 2019
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$2,130	$1,634	$7,692	$6,386
Certain items associated with acquisitions[1]	12	9	37	37
Certain incremental expenses related to COVID-19[5]	—	—	23	—
Non-GAAP adjusted gross profit	$2,142	$1,643	$7,752	$6,423
Non-GAAP adjusted gross margin	45.7%	43.8%	45.1%	44.0%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,283	$864	$4,365	$3,350
Certain items associated with acquisitions[1]	16	14	54	55
Acquisition integration and deal costs	26	10	80	22
Certain incremental expenses related to COVID-19[5]	—	—	30	—
Non-GAAP adjusted operating income	$1,325	$888	$4,529	$3,427
Non-GAAP adjusted operating margin	28.3%	23.7%	26.3%	23.5%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$1,131	$698	$3,619	$2,706
Certain items associated with acquisitions[1]	16	14	54	55
Acquisition integration and deal costs	26	10	80	22
Certain incremental expenses related to COVID-19[5]	—	—	30	—
Realized loss (gain) on strategic investments, net	—	—	(1)	(6)
Unrealized loss (gain) on strategic investments, net	(7)	(5)	(8)	(30)
Loss on early extinguishment of debt	—	—	33	—
Income tax effect of share-based compensation[2]	13	4	—	—
Income tax effect of changes in applicable U.S. tax laws[3]	—	—	—	(24)
Income tax effects related to intra-entity intangible asset transfers	10	6	114	62
Resolution of prior years’ income tax filings and other tax items	(36)	20	(41)	95
Income tax effect of non-GAAP adjustments[4]	(5)	(3)	(35)	(5)
Non-GAAP adjusted net income	$1,148	$744	$3,845	$2,875

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Charges to income tax provision related to a one-time transition tax as a result of U.S. tax legislation.

4	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

5	Temporary incremental employee compensation during the COVID-19 pandemic.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Twelve Months Ended
(In millions, except per share amounts)	October 25, 2020	October 27, 2019	October 25, 2020	October 27, 2019
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$1.23	$0.75	$3.92	$2.86
Certain items associated with acquisitions	0.02	0.01	0.05	0.05
Acquisition integration and deal costs	0.02	0.01	0.07	0.02
Certain incremental expenses related to COVID-19	—	—	0.03	—
Loss on early extinguishment of debt	—	—	0.03	—
Unrealized loss (gain) on strategic investments, net	(0.01)	—	(0.01)	(0.03)
Income tax effect of share-based compensation	0.02	—	—	—
Income tax effect of changes in applicable U.S. tax laws	—	—	—	(0.03)
Income tax effects related to intra-entity intangible asset transfers	0.01	0.01	0.12	0.07
Resolution of prior years’ income tax filings and other tax items	(0.04)	0.02	(0.04)	0.10
Non-GAAP adjusted earnings per diluted share	$1.25	$0.80	$4.17	$3.04
Weighted average number of diluted shares	921	931	923	945

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Twelve Months Ended
(In millions, except percentages)	October 25, 2020	October 27, 2019	October 25, 2020	October 27, 2019
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,059	$641	$3,714	$2,464
Certain items associated with acquisitions[1]	12	11	41	43
Acquisition integration costs	2	—	3	—
Certain incremental expenses related to COVID-19[2]	—	—	20	—
Non-GAAP adjusted operating income	$1,073	$652	$3,778	$2,507
Non-GAAP adjusted operating margin	35.0%	28.3%	33.2%	27.8%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$320	$274	$1,127	$1,101
Certain incremental expenses related to COVID-19[2]	—	—	8	—
Non-GAAP adjusted operating income	$320	$274	$1,135	$1,101
Non-GAAP adjusted operating margin	28.9%	28.0%	27.3%	28.6%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$95	$96	$291	$294
Certain items associated with acquisitions[1]	3	3	12	12
Acquisition integration costs	—	—	—	1
Certain incremental expenses related to COVID-19[2]	—	—	1	—
Non-GAAP adjusted operating income	$98	$99	$304	$307
Non-GAAP adjusted operating margin	20.2%	21.7%	18.9%	18.6%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	October 25, 2020

Provision for income taxes - GAAP basis (a)	$112
Income tax effect of share-based compensation	(13)
Income tax effects related to intra-entity intangible asset transfers	(10)
Resolutions of prior years’ income tax filings and other tax items	36
Income tax effect of non-GAAP adjustments	5
Non-GAAP adjusted provision for income taxes (b)	$130

Income before income taxes - GAAP basis (c)	$1,243
Certain items associated with acquisitions	16
Acquisition integration and deal costs	26
Unrealized loss (gain) on strategic investments, net	(7)
Non-GAAP adjusted income before income taxes (d)	$1,278

Effective income tax rate - GAAP basis (a/c)	9.0%

Non-GAAP adjusted effective income tax rate (b/d)	10.2%